Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

JBG SMITH PROPERTIES

as of December 31, 2020

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	1229-1231 25th Street, L.L.C.	Delaware
5	1244 South Capitol Residential, L.L.C.	Delaware
6	1250 First Street Office, L.L.C.	Delaware
7	1263 First Street Office, L.L.C.	Delaware
8	1400 Eads Street LLC	Delaware
9	1400 Eads Street Sub LLC	Delaware
10	1460 Richmond Highway, L.L.C.	Delaware
11	151 Q Street Co-Investment, L.P.	Delaware
12	151 Q Street REIT, L.L.C.	Delaware
13	151 Q Street Residential, L.L.C.	Delaware
14	1510 N. Pierce, L.L.C.	Delaware
15	1601 Fairfax Drive, L.L.C.	Delaware
16	1730 M Lessee, L.L.C.	Delaware
17	1770 Crystal Drive, L.L.C.	Virginia
18	1776 Seed Investors, LP	Delaware
19	1800 Rockville Residential, L.L.C.	Delaware
20	1800 S. Bell, L.L.C.	Virginia
21	2301 Richmond Highway, L.L.C.	Delaware
22	2868 Fort Scott Drive, L.L.C.	Delaware
23	220 S. 20th Street Member, L.L.C.	Delaware
24	220 S. 20th Street, L.L.C.	Delaware
25	2101 L STREET, L.L.C.	Delaware
26	50 Patterson Office, L.L.C.	Delaware
27	51 N 50 Patterson Corporate Member, L.L.C.	Delaware
28	51 N 50 Patterson Holdings, L.L.C.	Delaware
29	51 N Residential, L.L.C.	Delaware
30	5640 Fishers Associates, L.L.C.	Delaware
31	5640 Fishers GP, L.L.C.	Delaware
32	75 New York Avenue, L.L.C.	Delaware
33	7200 Wisconsin Condo Association, Inc.	Maryland
34	7900 Wisconsin Residential, L.L.C.	Delaware
35	Arna-Eads, L.L.C.	Delaware
36	Arna-Fern, L.L.C.	Delaware
37	Ashley House Member, L.L.C.	Delaware
38	Ashley House Residential, L.L.C.	Delaware
39	Atlantic AB Holdings, L.L.C.	Delaware
40	Atlantic AB Services, L.L.C.	Delaware
41	Atlantic Residential A, L.L.C.	Delaware
42	Atlantic Residential C, L.L.C.	Delaware
43	Atlantic Retail B, L.L.C.	Delaware
44	Blue Lion Cell 2, PC	District of Columbia
45	Blue Lion 1, IC, L.L.C.	District of Columbia
46	Blue Lion PCC, LLC	District of Columbia
47	Bowen Building, L.P.	Delaware
48	Building Maintenance Service LLC	Delaware

	Entity	State of Organization
49	Central Place Office, L.L.C.	Delaware
50	Central Place REIT, L.L.C.	Delaware
51	Central Place TRS, L.L.C.	Delaware
52	CESC 1101 17th Street L.L.C.	Delaware
53	CESC 1101 17th Street L.P.	Maryland
54	CESC 1101 17th Street Manager L.L.C.	Delaware

55	CESC 1150 17th Street L.L.C.	Delaware
56	CESC 1150 17th Street Manager, L.L.C.	Delaware
57	CESC 1730 M Street L.L.C.	Delaware
58	CESC 2101 L Street L.L.C.	Delaware
59	CESC Commerce Executive Park L.L.C.	Delaware
60	CESC Crystal Square Four L.L.C.	Delaware
61	CESC Crystal/Rosslyn L.L.C.	Delaware
62	CESC Crystal Rosslyn II, L.L.C.	Delaware
63	CESC District Holdings L.L.C.	Delaware
64	CESC Downtown Member L.L.C.	Delaware
65	CESC Engineering TRS, L.L.C.	Delaware
66	CESC Gateway One L.L.C.	Delaware
67	CESC Gateway Two Limited Partnership	Virginia
68	CESC Gateway Two Manager L.L.C.	Virginia
69	CESC Gateway/Square L.L.C.	Delaware
70	CESC Gateway/Square Member L.L.C.	Delaware
71	CESC H Street L.L.C.	Delaware
72	CESC Mall L.L.C.	Virginia
73	CESC Mall Land L.L.C.	Delaware
74	CESC One Courthouse Plaza Holdings LLC	Delaware
75	CESC One Courthouse Plaza L.L.C.	Delaware
76	CESC One Democracy Plaza L.P.	Maryland
77	CESC One Democracy Plaza Manager L.L.C.	Delaware
78	CESC Park Five Land L.L.C.	Delaware
79	CESC Park Five Manager L.L.C.	Virginia
80	CESC Park Four Land L.L.C.	Delaware
81	CESC Park Four Manager L.L.C.	Virginia
82	CESC Park One Land L.L.C.	Delaware
83	CESC Park One Manager L.L.C.	Delaware
84	CESC Park Three Land L.L.C.	Delaware
85	CESC Park Three Manager L.L.C.	Virginia
86	CESC Park Two L.L.C.	Delaware
87	CESC Park Two Land L.L.C.	Delaware
88	CESC Plaza Five Limited Partnership	Virginia
89	CESC Plaza Limited Partnership	Virginia
90	CESC Plaza Manager L.L.C.	Virginia
91	CESC Potomac Yard LLC	Delaware
92	CESC Square L.L.C.	Virginia
93	CESC TRS, L.L.C.	Delaware
94	CESC Two Courthouse Plaza Limited Partnership	Virginia
95	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
96	CESC Water Park L.L.C.	Virginia
97	Charles E. Smith Commercial Realty L.P.	Delaware
98	Crystal Gateway 3 Owner, L.L.C.	Delaware
99	Crystal Tech Fund LP	Delaware
100	Fairways I Residential, L.L.C.	Delaware

	Entity	State of Organization
102	Fairways Residential REIT, L.L.C.	Delaware
103	Falkland Chase Residential I, L.L.C.	Delaware
104	Falkland Chase Residential II, L.L.C.	Delaware
105	Falkland/REC Holdco, L.L.C.	Delaware
106	Falkland/REC Holdco Member, L.L.C.	Delaware
107	Falkland Road Residential, L.L.C.	Delaware
108	Fifth Crystal Park Associates Limited Partnership	Virginia
109	First Crystal Park Associates Limited Partnership	Virginia
110	Florida Avenue Residential, L.L.C.	Delaware
111	Fort Totten North, L.L.C.	Delaware
112	Fourth Crystal Park Associates Limited Partnership	Virginia
113	H Street Building Corporation	Delaware
114	H Street Management LLC	Delaware
115	James House Member, L.L.C.	Delaware
116	James House Residential, L.L.C.	Delaware
117	JBG Associates, L.L.C.	Delaware
118	JBG Core Venture I, L.P.	Delaware
119	JBG SMITH Impact Manager, L.L.C.	Delaware
120	JBG SMITH PROPERTIES	Maryland
121	JBG SMITH PROPERTIES LP	Delaware
122	JBG Urban, L.L.C.	Delaware
123	JBG/151 Q Street Services, L.L.C.	Delaware
124	JBG/1233 20th Street, L.L.C.	Delaware
125	JBG/1250 First Member, L.L.C.	Delaware
126	JBG/12511 Parklawn, L.L.C.	Delaware
127	JBG/1300 First Street, L.L.C.	Delaware
128	JBG/1600 K Member, L.L.C.	Delaware
129	JBG/1600 K, L.L.C.	District of Columbia
130	JBG/1831 Wiehle, L.L.C.	Delaware
131	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
132	JBG/55 New York Avenue, L.L.C.	Delaware
133	JBG/6th Street Associates, L.L.C.	Delaware
134	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
135	JBG/7200 Wisconsin, L.L.C.	Maryland
136	JBG/7900 Wisconsin Member, L.L.C.	Delaware
137	JBG/Asset Management, L.L.C.	Delaware
138	JBG Associates, L.L.C.	Delaware
139	JBG/Atlantic Developer, L.L.C.	Delaware
140	JBG/Atlantic Fund, L.P.	Delaware
141	JBG/Atlantic GP, L.L.C.	Delaware
142	JBG/Atlantic Investor, L.L.C.	Delaware
143	JBG/Atlantic REIT, L.L.C.	Delaware
144	JBG/BC 5640, L.P.	Delaware
145	JBG/BC Chase Tower, L.P.	Delaware
146	JBG/BC GP, L.L.C.	Delaware
147	JBG/BC Investor, L.P.	Delaware
148	JBG/Bethesda Avenue, L.L.C.	Delaware
149	JBG/Commercial Management, L.L.C.	Delaware
150	JBG/Core I GP, L.L.C.	Delaware
151	JBG/Core I LP, L.L.C.	Delaware
152	JBG/Courthouse Metro, L.L.C.	Delaware
153	JBG/Development Group, L.L.C.	Delaware
154	JBG/Development Services, L.L.C.	Delaware

	Entity	State of Organization
155	JBG/Fort Totten Member, L.L.C.	Delaware
156	JBG/Foundry Office REIT, L.L.C.	Delaware
157	JBG/Foundry Office, L.L.C.	Delaware
158	JBG/Foundry Office Services, L.L.C.	Delaware
159	JBG/Fund IX Transferred, L.L.C.	Delaware
160	JBG/Fund VI Transferred, L.L.C.	Delaware
161	JBG/Fund VII Transferred, L.L.C.	Delaware
162	JBG/Fund VIII Services, L.L.C.	Delaware
163	JBG/Fund VIII Transferred, L.L.C.	Delaware
164	JBG/Fund VIII Trust	Maryland
165	JBG/Hatton Retail, L.L.C.	Delaware
166	JBG/L’Enfant Plaza Member, L.L.C.	Delaware
167	JBG/L’Enfant Plaza Mezzanine, L.L.C.	Delaware
168	JBG/LEP Southeast, L.L.C.	Delaware
169	JBG/LEP Southeast Manager, L.L.C.	Delaware
170	JBG/Lionhead, L.L.C.	Delaware
171	JBG/N & Patterson Member, L.L.C.	Delaware
172	JBG/Nicholson Lane East II, L.L.C.	Delaware
173	JBG/Nicholson Lane East, L.L.C.	Delaware
174	JBG/Nicholson Lane West, L.L.C.	Delaware
175	JBG/Nicholson Member, L.L.C.	Delaware
176	JBG/Pickett Office REIT, L.L.C.	Delaware
177	JBG/Pickett Office, L.L.C.	Delaware
178	JBG/Residential Management, L.L.C.	Delaware
179	JBG/Reston Executive Center, L.L.C.	Delaware
180	JBG/Retail Management, L.L.C.	Maryland
181	JBG/Rosslyn Gateway North, L.L.C.	Delaware
182	JBG/Rosslyn Gateway South, L.L.C.	Delaware
183	JBG/Shay Retail, L.L.C.	Delaware
184	JBG/Sherman Member, L.L.C.	Delaware
185	JBG/Tenant Services, L.L.C.	Delaware
186	JBG/Twinbrook Metro, L.LC.	Maryland
187	JBG/UDM Transferred, L. L. C.	Delaware
188	JBG/Urban TRS, L.L.C.	Delaware
189	JBG/West Half Residential Member, L.L.C.	Delaware
190	JBG/Woodbridge REIT, L.L.C.	Delaware
191	JBG/Woodbridge Retail, L.L.C.	Delaware
192	JBG/Woodbridge Services, L.L.C.	Delaware
193	JBG/Woodbridge, L.L.C.	Delaware
194	JBG/Woodmont II, L.L.C.	Delaware
195	JBGS/1235 South Clark, L.L.C.	Delaware
196	JBGS Employee Company, L.L.C.	Delaware
197	JBGS Hotel Operator L.L.C.	Delaware
198	JBGS Warner GP, L.L.C.	Delaware
199	JBGS/1101 South Capitol, L.L.C.	Delaware
200	JBGS/17th Street Holdings, L.P.	Delaware
201	JBGS/17th Street, L.L.C.	Delaware
202	JBGS/1900 N GP, L.L.C.	Delaware
203	JBGS/1900 N, L.L.C.	Delaware
204	JBGS/1900 N Member, L.P.	Delaware
205	JBGS/1900 N REIT, L.L.C.	Delaware
206	JBGS/Bowen GP, L.L.C.	Delaware
207	JBGS/Bowen II, L.L.C.	Delaware

	Entity	State of Organization
208	JBGS/Bowen, L.L.C.	Delaware
209	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
210	JBGS/CES Management, L.L.C.	Delaware
211	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
212	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
213	JBGS/Company Manager, L.L.C.	Delaware
214	JBGS/Courthouse I, L.L.C.	Delaware
215	JBGS/Courthouse II, L.L.C.	Delaware
216	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
217	JBGS/Hotel Operator, L.L.C.	Delaware
218	JBGS/Hotel Owner, L.L.C.	Delaware
219	JBGS/IB Holdings, L.L.C.	Delaware
220	JBGS/KMS Holdings, L.L.C.	Delaware
221	JBGS/Management OP, L.P.	Virginia
222	JBGS/OP Management Services, L.L.C.	Delaware
223	JBGS/Pentagon Plaza, L.L.C.	Virginia
224	JBGS/Pickett Services, L.L.C.	Delaware
225	JBGS/Recap GP L.L.C.	Delaware
226	JBGS/Recap, L.L.C.	Delaware
227	JBGS/TRS, L.L.C.	Delaware
228	JBGS/Wardman Owner Member, L.L.C.	Delaware
229	JBGS/Warner Acquisition, L.L.C.	Delaware
230	JBGS/Warner GP, L.L.C.	Delaware
231	JBGS/Warner Holdings, L.P.	Delaware
232	JBGS/Warner, L.L.C.	Delaware
233	JBGS/Waterfront Holdings, L.L.C.	Delaware
234	Kaempfer Management Services, LLC	Delaware
235	Landbay G Declarant, L.L.C.	Virginia
236	LBG Parcel A, L.L.C.	Delaware
237	LBG Parcel B, L.L.C.	Delaware
238	LBG Parcel E, L.L.C.	Delaware
239	LBG Parcel G, L.L.C.	Delaware
240	LBG Parcel H, L.L.C.	Delaware
241	LEP Manager, L.L.C.	Delaware
242	Market Square Fairfax MM LLC	Delaware
243	National Landing Business Owners’ Association	Virginia
244	National Landing Development, L.L.C.	Delaware
245	New Kaempfer 1501 LLC	Delaware
246	New Kaempfer IB LLC	Delaware
247	New Kaempfer Waterfront LLC	Delaware
248	NL Hotel TRS Sub, L.L.C.	Delaware
249	North Glebe Office, L.L.C.	Delaware
250	Park One Member L.L.C.	Delaware
251	Potomac Creek Associates, L.L.C.	Delaware
252	Potomac House Member, L.L.C.	Delaware
253	Potomac House Residential, L.L.C.	Delaware
254	PY Landbay H, L.L.C.	Delaware
255	PY RR Land, L.L.C.	Delaware
256	Rosslyn Gateway Hotel, L.L.C.	Delaware
257	Rosslyn Gateway Residential, L.L.C.	Delaware
258	SEAD, L.L.C.	Delaware
259	Sherman Avenue, L.L.C.	District of Columbia
260	SINEWAVE VENTURES FUND I, L.P.	Delaware

	Entity	State of Organization
261	Smart City, L.L.C.	Delaware
262	SMB Tenant Services, LLC	Delaware
263	South Capitol L.L.C.	Delaware
264	The Commerce Metro Park Association of Co-Owners	Virginia
265	Third Crystal Park Associates Limited Partnership	Virginia
266	Twinbrook Commons Office, L.L.C.	Delaware
267	Twinbrook Commons Residential 1B, L.L.C.	Delaware
268	Twinbrook Commons Residential North, L.L.C.	Delaware
269	Twinbrook Commons Residential South, L.L.C.	Delaware
270	Twinbrook Commons Residential West, L.L.C.	Delaware
271	Twinbrook Commons, L.L.C.	Delaware
272	UBI Management LLC	Delaware
273	Universal Bldg., North, Inc.	District of Columbia
274	Universal Building, Inc.	District of Columbia
275	Wardman Hotel Owner, L.L.C.	Delaware
276	Warner Investments, L.P.	Delaware
277	Washington CESC TRS, L.L.C.	Delaware
278	Washington CT Fund GP LLC	Delaware
279	WASHINGTON HOUSING INITIATIVE IMPACT POOL, L.L.C.	Delaware
280	Washington Housing Initiative Impact Pool Workforce, L.L.C.	Delaware
281	Washington Mart TRS, L.L.C.	Delaware
282	WATERFRONT 375 M STREET, LLC	Delaware
283	WATERFRONT 425 M STREET, LLC	Delaware
284	West Half Residential II, L.L.C.	Delaware
285	West Half Residential III, L.L.C.	Delaware